Exhibit 10.2

SUPPLEMENT

to the

Loan and Security Agreement

dated as of June 6, 2012

between

Meru Networks, Inc. (“Borrower”)

and

Venture Lending & Leasing VI, Inc. (“Lender”)

This is a Supplement identified in the document entitled Loan and Security Agreement dated as of June 6, 2012 (as the same may be amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and between Borrower and Lender.  All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement.  In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1. - Additional Definitions:

“Commitment”: Subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lender commits to make a Growth Capital Loan to Borrower up to the original principal amount of Twelve Million Dollars ($12,000,000).

“Designated Rate”:  The Designated Rate for the Growth Capital Loan shall be a fixed rate of interest per annum equal to twelve percent (12.00%).

“Growth Capital Loan” means the Loan requested by Borrower and funded by Lender under its Commitment for general corporate purposes of Borrower.

“Loan Commencement Date” means, with respect to the Growth Capital Loan, (i) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (ii) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Termination Date”:  The Termination Date is the earlier of:  (i) the date Lender may terminate its Commitment or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement; and (ii) the Closing Date.

“Threshold Amount”: Two Hundred Fifty Thousand Dollars ($250,000).

Part 2. - Additional Covenants and Conditions:

1.                                      Commitment; Additional Conditions Precedent Regarding; Funding and Repayment of Growth Capital Loan.

(a)                                 Additional Condition Precedent.  In addition to the satisfaction of all the other conditions precedent specified in Article 4 of the Loan and Security Agreement and this Supplement, Lender’s obligation to fund the Growth Capital Loan under Lender’s Commitment is subject to receipt by Lender of evidence satisfactory to it, as determined by Lender in its reasonable judgment, that as of the Borrowing Date of such Loan, Borrower does not have any outstanding Indebtedness to SVB.  Subject to the foregoing and the other terms and conditions of the Loan and Security Agreement and this Supplement, Lender agrees to make a Growth Capital Loan to Borrower from the Closing Date up to and including the Termination Date in an original principal amount up to but not exceeding the Commitment.

(b)                                 Repayment of Growth Capital Loan.  Principal of and interest on the Growth Capital Loan funded by Lender shall be payable as set forth in a Note evidencing such Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows:  principal and interest at the Designated Rate shall be fully amortized over a period of thirty-nine (39) months in equal, monthly installments.  In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Lender the first amortization installment of principal and interest at the Designated Rate, in advance, for the month of June 2012.  Commencing on July 1, 2012, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Lender principal, plus interest at the Designated Rate, in advance, in thirty-eight (38) equal consecutive monthly installments.  For clarity, Borrower and Lender acknowledge and agree that $369,405.09 represents the monthly payment amount that will be required to amortize the principal balance of the Growth Capital Loan, together with interest thereon at the Designated Rate, over a 39-month term.

2.                                      Prepayment.

(a)                                 Generally.  Except as set forth in Section 2(b) below, the Growth Capital Loan may be voluntarily prepaid as provided in this Section 2(a) only.  Borrower may voluntarily prepay all but not less than all of such Growth Capital Loan in whole but not in part at any time by tendering to Lender cash payment in respect of such Growth Capital Loan in an amount equal to the sum of: (i) the accrued and unpaid interest on such Growth Capital Loan as of the date of prepayment, and (ii) an amount equal to the total amount of all scheduled but unpaid payments of principal and interest that would have accrued and been payable from the date of prepayment through the stated date of maturity of such Growth Capital Loan had it remained outstanding and been paid in accordance with the terms of the related Note.

(b)                                 From and after January 1, 2014.  Notwithstanding anything to the contrary in Section 2(a), commencing at any time from and after January 1, 2014 and so long as no Event of Default has occurred and is continuing, Borrower may voluntarily prepay all but not less than all of the Growth Capital Loan in whole but not in part by tendering to Lender cash payment in respect of such Growth Capital Loan in an amount (as determined by Lender) equal to the sum of: (i) the accrued and unpaid interest on such Growth Capital Loan as of the date of prepayment; (ii) the unpaid principal balance of such Growth Capital Loan as of the date of prepayment and (iii) the product of (A) 0.80 and (B) the interest that would have accrued and been payable from the date of prepayment through the stated date of maturity of such Growth Capital Loan had it remained outstanding and been paid in accordance with the terms of the related Note.

3.                                      SVB Credit Facility; Subordination of Lien Priority.  Lender agrees that Lender will subordinate to SVB the priority of the Liens granted to Lender pursuant to the Security Documents as to that portion of the Collateral consisting of Borrower’s accounts receivable, the proceeds thereof and Borrower’s cash.  Lender agrees to negotiate in good faith and to enter an intercreditor agreement with SVB, in form and substance acceptable to Lender, setting forth SVB’s and Lender’s rights and obligations with respect to their respective Liens in Collateral.   Borrower and Lender acknowledge and agree that:  (i) the SVB Credit Facility shall have an advance rate of no more than 80% and other terms and conditions acceptable to Lender; (ii) the Indebtedness of Borrower to SVB under the SVB Credit Facility shall not exceed an aggregate amount outstanding at any time equal to the difference between Twenty Million Dollars ($20,000,000) and the outstanding principal balance of the Growth Capital Loan advanced to Borrower by Lender hereunder; (iii) advances under the SVB Credit Facility shall be made as close to the end of Borrower’s then-current fiscal quarter as practicable, and no earlier than three (3) Business Days prior to the end of such fiscal quarter; (iv) any such advances made under the SVB Credit Facility shall be repaid by Borrower as soon as practicable, and no later than three (3) Business Days following the end of the fiscal quarter in which an advance was made; and (v) no later than four (4) Business Days after the end of each fiscal quarter, Borrower shall deliver to Lender a certificate from Borrower’s chief financial officer or other authorized officer, substantially in the form of Exhibit “C-2” to this Supplement (“Advance Certificate”), setting forth the details of any amounts advanced and repaid by Borrower in connection with the SVB Credit Facility.  Borrower and Lender further acknowledge and agree that upon Borrower’s achieving two (2) consecutive quarters of increasing profitability of at least One Million Dollars ($1,000,000) per quarter (based on non-GAAP income, and excluding stock compensation and other non-cash items), and so long as Borrower maintains such profitability (i.e., at least One Million Dollars ($1,000,000) per quarter), Lender will remove the temporal limitations relating to advances under the SVB Credit Facility.

4.                                      Issuance of Warrant.  As additional consideration for the making of its Commitment, Lender has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement a warrant instrument issued by Borrower, substantially in the form of Exhibit “D” attached hereto (the “Warrant”).  Borrower acknowledges that Lender has assigned its rights to receive the Warrant to its parent, Venture Lending & Leasing VI, LLC (“LLC”).  In connection therewith, Borrower shall issue the Warrant directly to LLC.  Upon request of Borrower, Lender shall furnish to Borrower a copy of the agreement in which Lender assigned its rights to receive the Warrant to LLC.

5.                                      Success Bonus.  As additional consideration for the making of its Commitment, Lender has earned and is entitled to receive a cash payment in an amount equal to Two Million Dollars ($2,000,000) (the “Success Bonus”) at the earlier to occur of (i) a Change of Control (as defined below) and (ii) September 1, 2015.  Borrower and Lender acknowledge and agree that the Success Bonus shall be and constitutes an Obligation secured by the Collateral for purposes of this Supplement and the other Loan Documents.  Borrower and Lender further acknowledge and agree that the Success Bonus shall be paid by Borrower prior to, or concurrently with, any payments to Borrower’s stockholders and other creditors and Lender’s right to receive the Success Bonus shall survive the payment and satisfaction of all of Borrower’s other Obligations to Lender.  Borrower acknowledges that Lender may assign its rights to receive the Success Bonus to LLC.  If such assignment is made then Lender shall notify Borrower and Borrower shall pay the Success Bonus to LLC when due.  If such assignment is made, upon request of Borrower, Lender shall furnish to Borrower a copy of the agreement in which Lender assigned its rights to receive the Success Bonus to LLC.  “Change of Control” shall mean any sale, exclusive license, or other disposition of all or substantially all of the assets of Borrower, any reorganization, privatization, consolidation, merger or other transaction involving Borrower, or any transaction where the holders of Borrower’s securities before such transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after such transaction.

6.                                      Completion of Due Diligence; Payment and Disposition of Commitment Fee.  As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and Lender’s investment committee shall have approved its Commitment.  If this condition is not satisfied, the $120,000 commitment fee (the “Commitment Fee”) previously paid by Borrower shall be refunded.  Except as set forth in this Section 6, the Commitment Fee is not refundable.

7.                                      Documentation Fee Payment.  Pursuant to Section 9.8(a) of the Loan and Security Agreement, Borrower shall reimburse Lender, on demand, for Lender’s actual reasonable, documented and out-of-pocket  attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents, plus Lender’s actual costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens (collectively, the “Documentation Fee Payment”).  The Documentation Fee Payment shall not exceed $12,000 in the aggregate.

8.                                      Borrower’s Primary Operating Account and Wire Transfer Instructions:

Institution Name:	Silicon Valley Bank
Address:	3003 Tasman Drive, Santa Clara, CA 95054
ABA No.:	121140399
Contact Name:	Laurie Chimpky
Phone No.:	925.737.6028
E-mail:	LChimpky@svb.com
Account Title:	Meru Networks, Inc.
Account No.:	33003 45156

9.                                      Debits to Account for ACH Transfers.  For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 8 above.  Borrower hereby agrees that the Growth Capital Loan will be advanced to the account specified above and regularly scheduled payments of principal and interest will be automatically debited from the same account.

Part 3. - Additional Representations:

Borrower represents and warrants that as of the Closing Date and the Borrowing Date:

a)                                     Its chief executive office is located at:  894 Ross Drive, Sunnyvale, CA  94089.

b)                                     Its Equipment is located at:  894 Ross Drive, Sunnyvale, CA  94089.

c)                                      Its Records are located at:  894 Ross Drive, Sunnyvale, CA  94089.

d)                                     Its Inventory is located at:  894 Ross Drive, Sunnyvale, CA  94089.

e)                                      In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations:

Meru Networks U.S. and Canada Corporate

Corporate Headquarters

894 Ross Drive

Sunnyvale, CA 94089

Tel: +1 (408) 215-5300

Fax: +1 (408) 215-5301

Email: info@merunetworks.com

Meru Networks (Eastern U.S.)

7650 Courtney Campbell Causeway

Suite 300

Tampa, FL 33607 USA

Tel:  +1 (877) 952-6725

Fax: +1 (813) 288-8626

Email: info@merunetworks.com

Meru Networks India Pvt. Ltd.

“Adarsh Crystal”

#16/3, Ground Floor

Cambridge Road

Cambridge Layout

(Opp. Frank Anthony School)

Bangalore — 560 008

Tel: +91 80 66961000

Fax: +91 80 66961082

Email: info.india@merunetworks.com

Meru Networks India Pvt. Ltd.

FIRST FLOOR, Salarpuria Adonis,

Municipal No. 3/1, situated at Kolar Road

(earlier known as Old Madras Road),

Sarvagna Nagar, Ward no. 85, Bangalore

Meru Networks UK

Atrium Court

The Ring

Bracknell

RG12 1BW

United Kingdom

Tel: +44 (0) 1344 393055

Email: info.emea@merunetworks.com

Meru Networks Nordics

North & Eastern Europe

Stureplan 4 C, 4th floor

114 35 Stockholm

Sweden

Tel: +46 8 50 90 12 83

Fax: +46 8 50 90 13 10

Email: info.nordics@merunetworks.com

Meru Networks MEA

G01-6WA, West Wing, Building 6, Block A

Dubai Airport Free Zone

Dubai, UAE

Tel: +971-4-2146057

Fax: +971-4-2146059

Email: info.mea@merunetworks.com

Meru Networks Japan

5F Nomura 3rd Building

2-19, Kanda Suda-cho, Chiyoda-ku

Tokyo 101-0041, Japan

Tel: +81 3 5297 1221

Fax: +81 3 5297 1222

Email: info.jp@merunetworks.com

Meru Networks Korea

KyungAn Building  Suite 602, 769-12

Yeoksam-don, Kangnam-ku

Seoul   135-080

Korea

Tel: +82 2 365 6252

Fax: +82 2 365 6254

Mobile: +82 10 7637 7999

Email: info.korea@merunetworks.com

Meru Networks Australia

Level 1

483 Riley Street

Surry Hills NSW 2010

Australia

Tel: +61 3 98324466

Email: info.australia@merunetworks.com

Meru Networks China

Suite 1901, Level 19, Tower E2

Oriental Plaza

1st East Chang An Ave.

Dongcheng District

Beijing 100738, P.R. China

Tel: +86 10 8520 0463

Fax: +86 10 8520 0473

Email: info.china@merunetworks.com

Meru Networks Germany

Landsbergerstrasse 155

80687 München

Germany

Email: dach@merunetworks.com

Meru Networks Pte Ltd

7 Temasek Boulevard

#44-01, Suntec Tower One

Singapore 038987

Tel: +65-6430-6678

Fax: +65-6430-6679

Email: info.apac@merunetworks.com

f)                                       Other than its full corporate name, Borrower has conducted business using the following legal names, trade names or fictitious business names:  None.

g)                                      Its Delaware state corporation I.D. number is:  3483993.

h)                                     Its federal tax identification number is:  26-0049840.

i)                                         In addition to Borrower’s Primary Operating Account identified in Section 8 above, Borrower maintains the following other Deposit Accounts and investment accounts:

Institution Name:	Silicon Valley Bank
Address:	3003 Tasman Drive, Santa Clara, CA 95054
ABA No.:	121140399
Contact Name:	Laurie Chimpky
Phone No.:	925.737.6028
E-mail:	LChimpky@svb.com
Account No.:	33003 45156 (Operating)
Account No.:	33008 12554 (Payable ZBA)
Account No.:	33006 10031 (Payroll ZBA)
Account No.:	33005 49484 (Cash Collateral ZBA)
Account No.:	486-02689-13 RR ZGQ (Investment)

Institution Name:	Mellon Bank (thru Silicon Valley Bank)
Address:	3003 Tasman Drive, Santa Clara, CA 95054
ABA No.:	043301601
Contact Name:	Laurie Chimpky
Phone No.:	925.737.6028
E-mail:	LChimpky@svb.com
Account No.:	901 2307 (Controlled Disbursements ZBA)

Institution Name:	SVB Asset Management
Address:	555 Mission St, Ste 900 San Francisco, CA 94105
ABA No.:
Contact Name:	Judy Lee
Phone No.:	415.764.3150
E-mail:	julee@svb.com
Account No.:	19-SV739 (Investment -Asset Mgmt)

Institution Name:	UBS Financial Services
Address:	One North Wacker Drive, 25th Floor Chicago, IL 60606
ABA No.:	26007993
Contact Name:	Paul Tashima
Phone No.:	800.372.1993
E-mail:	paul.tashima@ubs.com
Account No.:	CP - 41931 (Investment- Cash Mgmt)

Part 4. - Additional Loan Documents:

Form of Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C-1”
Form of Advance Certificate	Exhibit “C-2”
Form of Warrant	Exhibit “D”
Form of Landlord Waiver	Exhibit “E”
Form of Legal Opinion	Exhibit “F”
Form of Intellectual Property Security Agreement	Exhibit “G”
Form of Insurance Authorization Letter	Exhibit “H”
Form of Certificate Concerning Capitalization	Exhibit “I”

Remainder of this page intentionally left blank; signature page follows

[Signature page to Supplement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

MERU NETWORKS, INC.

	By:	/s/ Bami Bastani
	Name:	Bami Bastani
	Title:	President & CEO

Address for Notices:	894 Ross Drive
Sunnyvale, CA 94089
Attn:
Fax #
Phone #

LENDER:

VENTURE LENDING & LEASING VI, INC.

	By:	/s/ Jay Cohan
	Name:	Jay Cohan
	Title:	Vice President

Address for Notices:	104 La Mesa Dr., Suite 102
Portola Valley, CA 94028
Attn: Chief Financial Officer
Fax # 650 234-4343
Phone # 650 234-4300

EXHIBIT “A”

FORM OF PROMISSORY NOTE

[Note No. X-XXX]

$12,000,000	June , 2012
Portola Valley, California

The undersigned (“Borrower”) promises to pay to the order of VENTURE LENDING & LEASING VI, INC., a Maryland corporation (“Lender”), at its office at 104 La Mesa Dr., Suite 102, Portola Valley, CA 94028, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of Twelve Million Dollars ($12,000,000), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum equal to twelve percent (12.00%) (the “Designated Rate”).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement dated as of June 6, 2012, between Borrower and Lender (as the same has been and may be amended, restated and supplemented from time to time, the “Loan Agreement”).  Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement.  The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as follows:

On the Borrowing Date, Borrower shall pay the first amortization installment of principal, plus interest at the Designated Rate, in advance, for the month of June 2012 in the amount of [                                    ].

Commencing on July 1, 2012, and continuing on the first day of each consecutive month thereafter, Borrower shall pay to Lender principal, plus interest at the Designated Rate, in advance, in thirty-eight (38) equal consecutive monthly installments of Three Hundred Sixty Nine Thousand Four Hundred Five and 09/100 Dollars ($369,405.09) each.

This Note may be voluntarily prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate.  Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used.  In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any payment under this Note by more than five (5) Business Days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment.  This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts.  Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments.  Borrower further agrees that proof of actual damages would be costly and inconvenient.  Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

MERU NETWORKS, INC.

By:
Name:
Its:

EXHIBIT “B”

FORM OF BORROWING REQUEST

[Date]

Venture Lending & Leasing VI, Inc.

104 La Mesa Dr., Suite 102

Portola Valley, CA  94028

Re:                             Meru Networks, Inc.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement dated as of June 6, 2012 (as the same has been and may be amended, restated and supplemented from time to time, the “Loan Agreement”, the capitalized terms used herein as defined therein), between Venture Lending & Leasing VI, Inc. (“Lender”) and Meru Networks, Inc. (“Borrower”).

The undersigned is the                               of Borrower, and hereby requests on behalf of Borrower a Loan under the Loan Agreement, and in that connection certifies as follows:

1.             The amount of the proposed Loan is                                 and     /100 Dollars ($                       ).  The Borrowing Date of the proposed Loan is                       , 201   .

2.             As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects, and the applicable conditions precedent described in Article 4 of the Loan Agreement and Part 2 of the Supplement have been met.

3.             No event that has had or could reasonably be expected to have a Material Adverse Change has occurred.

4.             Borrower’s most recent financial projections or business plan dated                 , as approved by Borrower’s Board of Directors on                     , are enclosed herewith in the event such financial projections or business plan have not been previously provided to Lender.

Remainder of this page intentionally left blank; signature page follows

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

MERU NETWORKS, INC.

By:
Name:
Title:*

* Must be executed by Borrower’s Chief Financial Officer or other executive officer.

EXHIBIT “C-1”

FORM OF

COMPLIANCE CERTIFICATE

Venture Lending & Leasing VI, Inc.

104 La Mesa Dr., Suite 102

Portola Valley, CA  94028

Re:          Meru Networks, Inc.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement dated as of June 6, 2012 (as the same has been and may be amended, restated, modified and supplemented from time to time, the “Loan Agreement”, the capitalized terms used herein as defined therein), between Meru Networks, Inc. (“Borrower”) and Venture Lending & Leasing VI, Inc. (“Lender”).

The undersigned authorized representative of Borrower hereby certifies that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in complete compliance for the financial reporting period ending                     with all required financial reporting and other covenants under the Loan Agreement, except as noted below.  Attached herewith are the required documents supporting the foregoing certification.  The undersigned further certifies that the accompanying financial statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated.  The financial statements fairly present in all material respects in accordance with GAAP the financial condition and operating results of Borrower and its subsidiaries as of the dates, and for the periods, indicated therein, excluding footnotes and subject to normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by circling Yes/No under “Complies”:

REPORTING REQUIREMENT	REQUIRED	COMPLIES

Interim Financial Statements	Monthly within 30 days	YES / NO

Operating Budgets/
Updated Capitalization Tables	As modified	YES / NO

Annual Financial Statements	Annually within 180 days after fiscal year-end	YES / NO

Date of most recent Board-approved budget/plan:

Any change in budget/plan since version most recently delivered to Lender?  YES/NO

If YES, please attach

Date of most recent capitalization table:

Any substantive changes in capitalization table since version most recently delivered to Lender?  YES/NO

If YES, please attach a copy of latest capitalization table

Patents, Trademarks and Copyrights applied	Quarterly within 30 days	YES* / NO
and/or filed with the U.S. Patent &

Trademark Office or U.S. Copyright Office

during the quarter ending

* if “YES” then please list by application/registration number and title

Date of Last Round Raised:

Has there been any new financing since the last Compliance Certificate submitted?  YES/NO

Please complete information below each time this Compliance Certificate is furnished to Lender

Date Closed:                        Series:                                            Per Share Price:  $

Amount Raised:                      Post Money Valuation:

Any stock splits since date of last report?  YES/NO

If YES, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report?  YES/NO

If YES, please provide any information on dividends which would affect valuation:

Any unusual terms?  (i.e., Anti-dilution, multiple preference, etc.)  YES/NO

If YES, please explain:

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Lender with respect to each such location at which the value of the Collateral located there is greater than $50,000 [Note: If Borrower has located Collateral at any new location since the date of the last Compliance Certificate, please so indicate].

	Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies?	New Location?

1.)		$	YES / NO	YES / NO	YES / NO

2.)		$	YES / NO	YES / NO	YES / NO

3.)		$	YES / NO	YES / NO	YES / NO

4.)		$	YES / NO	YES / NO	YES / NO

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) if required pursuant to the terms of the Loan Agreement, a control agreement has been executed and delivered to Lender with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account

1.)			YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account

1.)			YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

EXPLANATIONS

Very truly yours,

MERU NETWORKS, INC.

By:
Name:
Title:*

* Must be executed by the Borrower’s Chief Financial Officer or other executive officer.

EXHIBIT “C-2”

FORM OF

ADVANCE CERTIFICATE

Venture Lending & Leasing VI, Inc.

104 La Mesa Dr., Suite 102

Portola Valley, CA 94028

Re:          Meru Networks, Inc.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement dated as of June 6, 2012 (as the same has been and may be amended, restated, modified and supplemented from time to time, the “Loan Agreement”, the capitalized terms used herein as defined therein), between Meru Networks, Inc. (“Borrower”) and Venture Lending & Leasing VI, Inc. (“Lender”).

The undersigned authorized representative of Borrower hereby certifies that in accordance with the terms and conditions of the Loan Agreement, Borrower is in complete compliance for the financial reporting period ending                     with the requirements set forth in Supplement with respect to the SVB Credit Facility.  Attached herewith are the required documents supporting the foregoing certification.

REQUIREMENTS

as of   [date]

1.	Date and amount of advance under SVB Credit Facility:

2.	Date such advance under SVB Credit Facility was repaid and amount repaid:

Very truly yours,

MERU NETWORKS, INC.

By:
Name:
Title:*

* Must be executed by the Borrower’s Chief Financial Officer or other executive officer.

EXHIBIT “D”

FORM OF WARRANT

EXHIBIT “E”

FORM OF LANDLORD WAIVER

EXHIBIT “F”

FORM OF LEGAL OPINION

EXHIBIT “G”

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

EXHIBIT “G”

FORM OF INSURANCE AUTHORIZATION LETTER

EXHIBIT “G”

FORM OF CERTIFICATE CONCERNING CAPITALIZATION